                                                                     EXHIBIT 3.1
                           ARTICLES OF INCORPORATION
                                       OF
                                 RAILSIDE, INC.

     We, the undersigned natural persons of the age of twenty-one or more, acting as incorporators of a corporation under the Utah Business Corporation Act, (hereinafter called the "Act"), adopt the following Articles of Incorporation for such corporation:

                                   ARTICLE I

                                     Name
                                     ----

     The name of the corporation (hereinafter called the "Corporation"), is Railside, Inc.

                                  ARTICLE II

                              Period of Duration
                              ------------------

     The period of duration of the Corporation is perpetual.

                                  ARTICLE III

                                    Purpose
                                    -------

     The purposes for which the Corporation is organized are:

     Section 1:  Real estate and warehousing.
     ---------

     Section 2:  Any other lawful business authorized by Title 16 of the Utah
     ---------
Code.

                                  ARTICLE IV

                               Authorized Shares
                               -----------------

     This Corporation is authorized to issue one class of common stock. The total authorized common stock of this Corporation shall be 50,000,000 shares of $0.001 par value per share. These shares shall bear voting rights and share equally in distribution of profits of the Corporation.


                                   ARTICLE V

                              Pre-Emptive Rights
                              ------------------

     No stockholder of the Corporation shall, because of ownership of stock, have a pre-emptive or other right to purchase, subscribe for or take part of any stock, or any part of the notes, debentures, bonds, or other securities convertible into or carrying options for warrants to purchase stock of the Corporation issued, optioned or sold by it after its incorporation, except as may be otherwise stated in these Articles of Incorporation. Any part of the capital stock and any part of the notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchases stock of the Corporation authorized by these Articles of Incorporation or by an amended certificate duly filed, may at any time be issued, optioned for sale and sold or disposed of by the Corporation, pursuant to resolution of its Board of Directors, to such persons and upon such terms as may to such Board seem proper, without first offering such stock or securities or any part thereof to existing stockholders.

                                   ARTICLE VI

                           Commencement of Business
                           ------------------------

     This Corporation shall not commence business until at least One Thousand ($1,000.00) Dollars has been received by it as consideration for the issuance of shares.

                                  ARTICLE VII

                               Voting of Shares
                               ----------------

     Each outstanding share of the common stock of the Corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the stockholders. At each election for directors every shareholder entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by him or it for as many persons as there are directors to be elected, and for whose election he or it has a right to vote, but the shareholders shall have no right whatsoever to accumulate his or its votes with regard to such election.

                                 ARTICLE VIII

                       Provisions for Regulation of the
                       --------------------------------
                      Internal Affairs of the Corporation
                      -----------------------------------

          Section 1:  Meetings of Shareholders.  All meetings of the
          ---------   ------------------------
shareholders of the Corporation shall be held at such place, either within or without the State of Utah, as may be provided in the Bylaws of the Corporation. In the absence of any such provision, all such meetings shall be held at the registered office of the Corporation.

          Section 2:  Quorum of Shareholders.  Unless otherwise provided in the
          ---------   ----------------------
Act or other applicable law, a majority of the shares of the common stock of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders of the Corporation.

          Section 3:  Meetings of Directors.  Meetings of the Board of Directors
          ---------   ---------------------
of the Corporation, whether regular or special, may be held either within or without the State of Utah, and upon such notice as may be prescribed in the Bylaws of the Corporation.

          Section 4:  Quorum of Directors.  The number of Directors of the
          ---------   -------------------
Corporation which shall constitute a quorum for the transaction of business at any meeting of the Board of Directors shall be fixed in the Bylaws of the Corporation.

          Section 5:  Designation of Committees by the Board of Directors.  The
          ---------   ---------------------------------------------------
Board of Directors may, by a resolution or resolutions passed by a majority of the whole Board, designate a committee or committees consisting of not less than three (3) directors, which committee or committees, to the extent provided in such resolution or resolutions, shall have and may exercise all the authority so provided, but the designations of such committees and the delegation thereto for such authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or by him by law.

          Section 6:  Bylaws of the Corporation.  The initial Bylaws of the
          ---------   -------------------------
Corporation shall be adopted by its Board of Directors; thereafter, unless otherwise provided in the Act, Bylaws of the Corporation may be adopted, amended or repealed, either by the shareholders or by the Board of Directors, except that (a) no Bylaws adopted or amended by the shareholders shall be altered or repealed by the Board of Directors, and (b) no Bylaws shall be adopted by the Directors which shall require more than a majority of the shareholders for a quorum at a meeting of the shareholders of the Corporation, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with the Act, other applicable laws, and these Articles of Incorporation.

          Section 7:  Vacancy in the Board of Directors.  Any vacancy occurring
          ---------   ---------------------------------
in the Board of Directors may be filled by affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in offices. Any directorship to be filled by reason on an increase in the number of directors shall also be filled by the Board of Directors, such appointment to be until the next annual meeting or a special meeting of the shareholders called for the purpose of electing a director to the office so created.

          Section 8:  Shareholders of Record.  The name and address of each
          ---------   ----------------------
shareholder of record of the capital stock of the Corporation as they appear in the stock records of the Corporation shall be conclusive evidence as to who are the shareholders who are entitled to receive notice of any meetings of the shareholders, to vote at such meetings, to examine a complete list of the shareholders who may be entitled to vote at such meetings, to own, enjoy and exercise any other rights and privileges which are based upon the ownership of these share of common stock of the Corporation.

          Section 9:  Books and Records.  The Corporation shall keep complete
          ---------   -----------------
and correct books and records of account and shall keep minutes of the proceedings of its shareholders' and Board of Directors meetings, and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar, a record of its shareholders, giving names and addresses of all shareholders and the number of shares of the Corporation held by each. No shareholder shall have the right to inspect any such books and records except as conferred by the Act or other applicable law, unless authorized to so by resolution or resolutions of the shareholders or the Board of Directors.

          Section 10:  Working Capital.  The Board of Directors of the
          ----------   ---------------
Corporation shall have the power from time to time to fix and determine and to vary the amount which is to be reserved by the Corporation as working capital; and before the payment of any dividends or the making of any distribution of profits, or may set aside out of net profits or earned surplus of the Corporation, such sum or sums as it may from time to time in its absolute discretion deem to be proper, whether as a reserve fund to meet contingencies or for the equalizing of dividends, or the repairing or maintenance of any property of the Corporation, or for an addition to stated capital, capital surplus, earned surplus, or for any corporate purpose which the Board of Directors shall deem to be in the best interests of the Corporation, subject only to such limitations as the Bylaws of the Corporation may from time to time impose.

          Section 11:  Compensation of Directors.  The Board of Directors of the
          ----------   -------------------------
Corporation may, provided the Bylaws of the Corporation so provide, make provision for reasonable compensation to its members for their services as directors and established the basis and conditions upon which such compensations shall be paid. Any director of the Corporation may also serve the Corporation in any other capacity and receive proper compensation therefor.

          Section 12:  Qualification of Directors.  The Directors of this
          ----------   --------------------------
Corporation need not be stockholders.

          Section 13:  Number of Directors.  The exact number of directors may
          ----------   -------------------
from time to time be specified by the Bylaws at not less than three (3) or more than nine (9). When the Bylaws do not specify the exact number of directors, the number of directors shall be three (3).

          Section 14:  Reliance Upon Others.  A director shall be fully
          ----------   --------------------
protected in relying in good faith upon the books of accounts relevant to the existence and amount of surplus or other funds from which dividends might be declared and paid.

          Section 15:  Reliance Upon Others - Prudent Conduct.  No person shall
          ----------   --------------------------------------
be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the Corporation in good faith, if such person (a) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or upon statements made or information furnished by officers or employees of the Corporation which he had reasonable grounds to believe, or upon a financial statement of the Corporation prepared by an officer or employee of the Corporation in charge of its accounts or certified by a public accountant or firm of public accountants.

          Section 16:  Contracts with Interested Directors - Disclosure and
          ----------   ----------------------------------------------------
Voting.  A director of the Corporation shall not in the absence of fraud be
------
disqualified by his office from dealing with or contracting with the Corporation, either as a vendor, purchaser or otherwise, so long as such transaction shall not conflict with his obligations and duties to the Corporation as a corporate officer; nor in the absence of fraud shall, insofar as permitted by the Act or any other applicable statute, any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director or any firm of which a director is a member, or any corporation of which any director is an officer, director or stockholder is in any way interested in such transaction or contract; provided that at the meeting of the Board of Directors or of a committee thereof, having authority in the premises to authorize or confirm such contract or transaction, the interest of such director, firm or corporation is disclosed or made known, and there shall be present a quorum of the Board of Directors or of the directors constituting such committee and the contract or transaction shall be approved by a majority of such quorum which majority shall consist of directors no so interested or connected. Nor shall any directors be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract of the Corporation, ratified or approved as herein provided, by reason of the fact that he or any firm of which he is a member or any corporation of which he is a stockholder, director or officer was interested in such transaction or contract.

     Directors so interested may be counted when present at a meeting of the Board of Directors or of such committee for the purpose of determining the existence of a quorum. Each and every person who is or may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from those contracting with the Corporation for the benefit of himself or any firm, association or corporation in which he may be in any way interested. Any contract, transaction or act of the Corporation or of the Board of Directors or of any committee which shall be ratified by a majority in interest of a quorum of the shareholders having voting power shall be as valid and binding as though ratified by each and every stockholder of the Corporation; but this shall not be constituted as requiring the submission of any contract to the shareholders for approval. This section shall not be construed to abrogate duty of an officer within the scope of his employment to present to the Corporation all such reasonable opportunities which the Corporation would be entitled to take advantage of within the scope of its then current business purposes or within the scope of these Articles of Incorporation as applied to its then existing relevant situation; and no director or officer or committee member of any committee established pursuant to these Articles shall, while serving in such capacity, discover an opportunity which is reasonable within the scope and framework of the activity of the Corporation and take personal benefit or gain from that discovery by hypothecating the opportunity to the Corporation in exchange for stock or consideration above or beyond the normal compensation to which he would be entitled within the scope and framework of his employment contract. The foregoing provision shall not be construed to prevent the Board of Directors at a duly constituted meeting from declaring a bonus to any such officer or director which is fairly and reasonably related to the benefit initiating a transaction whereby the Corporation shall directly take advantage of any such corporate opportunity.

     Section 17:  Ratification of Act of Directors.  The directors may submit
     ----------   --------------------------------
any contract or transaction for approval at any annual meeting of the shareholders or at any special meeting of the stockholders called for that purpose; and any contract or transaction so approved by a majority vote of a quorum of the stockholders at such meeting shall be binding upon the Corporation and all its stockholders, whether or not the contract or transaction would otherwise be subject to attack because of the interest of any of the directors of the Corporation or for any other reason.

     Section 18:  The Corporation may in its Bylaws make any other provisions or
     ----------
requirements for the management of the business of the Corporation provided the same are not inconsistent with the provisions of these Articles of Incorporation or contrary to the laws of the State of Utah or of the United States.

     Section 19:  The Corporation may issue and sell its authorized shares
     ----------
without par value from time to time in the absence of fraud, in the transaction for such considerations as may from time to time be fixed by the Board of Directors, and sell and dispose of any stocks having a par value for such consideration permitted by law, as the Board of Directors may from time to time determine without other authority, consent or vote of the stockholders of the Corporation or any class or classes.

     Section 20:  Amendments to these Articles of Incorporation.  The
     ----------   ---------------------------------------------
Corporation reserves the right to amend, alter or repeal or to add any provisions to these Articles of Incorporation in any manner now or hereafter prescribed by law, or to vote exceptions thereto at a duly constituted shareholders meeting called for that purpose.

     Section 21:  Assistant Treasurer.  The Assistant Treasurer of the
     ----------   -------------------
Corporation shall be corporate counsel, whose sole responsibility, other than legal duties, shall be to file the annual report.

                                  ARTICLE IX

            Initial Registered Office and Initial Registered Agent
            ------------------------------------------------------

     Section 1:  The address of the initial registered office of the Corporation
     ---------
is 240 Continental Bank Building, Salt Lake City, Utah 84101.

     Section 2:  The name of the initial registered agent at that address is
     ---------
Lowell V. Summerhays.

                                   ARTICLE X

                                   Directors
                                   ---------

     Section 1:  Initial Board of Directors.  The initial Board of Directors of
     ---------   --------------------------
the Corporation shall consist of three (3) members. Their respective names and addresses are:

          Name                      Address
          ----                      -------

     Robert J. Phillips       1427 Sherman Avenue
                              Salt Lake City, Utah  84105

     Kari Greenfield          1248 University Village
                              Salt Lake City, Utah  84102

     Robert Tait              534 West Applewood Drive
                              Centerville, Utah  84014

which directors shall hold office until the first meeting of the shareholders of the Corporation and until their successors shall have been elected.

     Section 2:  Subsequent Board of Directors.  At the first meeting of the
     ---------   -----------------------------
stockholders of the Corporation and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting of the shareholders. Each director so elected shall hold office for the term of which he is elected, or until his successor shall have been elected and qualified. Directors need not be residents of the State of Utah or shareholders of the Corporation.

                                  ARTICLE XI

                                 Incorporators
                                 -------------

          Name                      Address
          ----                      -------
     Carl A. McLelland        420 Continental Bank Building
                              Salt Lake City, Utah  84101

     Sandy Allen              420 Continental Bank Building
                              Salt Lake City, Utah  84101

     Sharon McNeill           420 Continental Bank Building
                              Salt Lake City, Utah  84101

                                  ARTICLE XII

              Liability of Directors, Officers, Committeemen and
              --------------------------------------------------
                   Incorporate, Records, Books and Accounts
                   ----------------------------------------

     It is the intention of the incorporators, present shareholders and future shareholders and all present and future officers of the Corporation, that a full and adequate set of records, books and accounts be kept with respect to all phases of corporate activities, and particularly with respect to the economic activities of the Corporation. Any directors, officers, committeemen, present or future, and the incorporators in such capacity, become liable for a failure to keep proper books, records, and statements of account as heretofore specified, and it shall be presumed that if such books, records and accounts are not kept, that any loss accruing to the Corporation shall be as a direct failure to keep such records and books of account.

     It is assumed and intended that any person acquiring stock in this Corporation shall do so in reliance upon the representation and fact that such books, accounts and records have been kept, are being kept, and shall in the future be kept with respect to all phases of activity in this Corporation. All officers, directors, committeemen and incorporators agree that they shall be jointly and severally liable for such failure to keep books, records and accounts as heretofore specified during the period of time which they are in office. With respect to incorporators, their liabilities shall flow for a period of time consisting of the first four (4) months of operation of the Corporation. This Article is included in these Articles of Incorporation because it is the intention of the incorporators, officers, directors and stockholders that such books, records and accounts be kept, and it is their opinion that the failure to keep such books will likely lead to a financial failure of the Corporation and lead to other related liabilities and it is also their opinion that the keeping of such records, books and accounts shall materially enhance the possibilities that the Corporation shall function on a profitable basis. Adequate books, records, and accounts for the purpose of this Article shall be those books, records and accounts which a reasonably prudent certified public accountant would recommend for a corporation of like size, purpose and function. In the event that anyone shall claim liability in this regard, he shall first submit his claim to the Board of Directors of the Corporation in writing and allege such failure with specificity. The person complaining under the terms of this Article shall submit the name of a certified public accountant whom he has chosen as an arbitrator for the purpose of determining whether or not adequate books and records of account have been kept according to the foregoing definition.

The Board of Directors shall appoint a certified public accountant for such purposes within ten (10) days after the submission in writing by the complaining party, and the certified public accountant so chosen shall choose a third certified public accountant, and these three shall expeditiously proceed to arbitrate the questions as to whether or not adequate books and records of accounts have been kept during the period complained of, and if not, the amount of loss which was accrued during that period of time. If, for any reason the foregoing procedure fails to reach a result or conclusion within a reasonable period of time after a good faith attempt by the parties concerned, then the aggrieved party (either the Board of Directors or the complaining party) shall have the right to institute immediate action in a court of appropriate jurisdiction to enforce his rights under the provisions of this Article.

                                 ARTICLE XIII

                                  1244 Stock
                                  ----------

     The stock issued in this Corporation shall be deemed to be 1244 stock in that:

     A. The stock is being issued pursuant to a plan and shall be issued within a period of time no later than two years after the date of the plan.

     B.  The Corporation is a small business corporation.

     C.  No portion of a prior stock offering is outstanding.

     D.  The stock is being offered in exchange for money or other property.

     E. The Corporation is and will derive more than fifty percent (50%) of its aggregate gross receipts from sources other than royalties, rents, dividends, interest, annuities, and sales or exchange of stock or securities.

     DATED this  25th day of March, 1993.
                 ----

                                    /s/ CARL A. McLELLAND
                                    ---------------------
                                    Carl A. McLelland

                                    /s/ SANDY ALLEN
                                    ---------------------
                                    Sandy Allen

                                    /s/ SHARON McNEILL
                                    ---------------------
                                    Sharon McNeill

STATE OF UTAH       )
                    :  ss.
COUNTY OF SALT LAKE )

     Carl A. McLelland, Sandy Allen, and Sharon McNeill, being first duly sworn, deposed and declared to me, the undersigned notary public, that they signed the foregoing document as Incorporators, and that the statements contained therein are the truth to the best of their knowledge.

     IN WITNESS WHEREOF, I have hereunto set my seal this 25th day of March,
                                                          ----
1983.

                              /s/  NORA HILL
                              --------------
                              Notary Public
                              Residing at: SANDY HILL
                                           ----------

My Commission Expires:  1-1-87
                        ------

                                  CERTIFICATE
                              OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION
                                      OF

                                RAILSIDE, INC.

     The undersigned, being the President and Secretary of Railside, Inc., a Utah corporation, hereby certify that by unanimous vote of the Board of Directors and the consent of a majority of the Stockholders on July 16, 1993, it was agreed that this Certificate of Amendment to the Articles of Incorporation be filed.

     The undersigned further certify that the original Articles of Incorporation of Railside, Inc. were filed with the Secretary of State of the Sate of Utah on March 31, 1983.

     The undersigned further certify that Article I and Article IV of the original Articles of Incorporation filed on March 31, 1983 are hereby amended to read as follows:

                                   ARTICLE I

                                     Name
                                     ----

     The name of the corporation (hereinafter called the "Corporation") is MicroPoly, Inc.

                                  ARTICLE IV

                               Authorized Shares
                               -----------------

     This Corporation is authorized to issue one class of common stock. The total authorized common stock of this corporation shall be 50,000,000 shares of $0.001 par value per share. These shares shall bear voting rights and share equally in distribution of profits of the Corporation.

     This Corporation is also authorized to issue preferred stock. The total authorized preferred stock of this corporation shall be 25,000,000 shares whose classes, par value, designations, preferences, voting rights, dividends, convertibility, redeemability, and the right to participate in the proceeds of liquidation shall be determined by the Board of Directors of the Corporation from time to time, prior to the issuance of any shares of preferred stock.

     The number of common shares voted for such amendment were sufficient for approval. The undersigned hereby certify that they have on this 5th day of August, 1993, executed this certificate amending the original Articles of Incorporation heretofore filed with the Secretary of State of Utah.

                           /s/ Jerry E. Chase
                           ------------------
                           President


                           /s/ Sue Chase
                           ------------------
                           Secretary

STATE OF UTAH       )
                    )ss:
COUNTY OF SALT LAKE )

     On this 5th day of August, 1993, before me the undersigned a Notary Public in and for the County of Salt Lake, State of Utah, personally appeared Jerry E. Chase and Sue Chase, known to me to be the persons whose names are subscribed to the foregoing Certificate of Amendment to the Articles of Incorporation and acknowledged to me that they executed the same.

                           /s/ SHAUNA CHRISTENSEN
                           ----------------------
                           Notary Public

My commission expires: 6-15-96
                       -------


                           CERTIFICATE OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                                MICROPOLY, INC.
                                ---------------


          The undersigned, being the President and Secretary of MicroPoly, Inc., a Utah corporation (the "Company"), hereby certify that, effective July 18, 1994, resolutions were duly adopted by written consent, in accordance with
Section 16-10a-704 of the Utah Business Corporation Act, by a majority of the shareholders of the Company authorizing that this Certificate of Amendment to the Articles of Incorporation of the Company be filed.

          The undersigned further certify that the original Articles of Incorporation of the Company were filed with the Secretary of State of Utah on March 31, 1983, as amended August 6, 1993.

          The undersigned further certify that Article IV of the Company's Articles of Incorporation filed on March 31, 1983, and amended on August 6, 1993, are hereby further amended to read as follows:

                                  ARTICLE IV
                               AUTHORIZED SHARES
                               -----------------

          This Corporation is authorized to issue one class of common stock.
The total authorized common stock of this Corporation shall be 500,000 shares of $.10 par value per share. These shares shall bear voting rights and share equally in distribution of profits of the Corporation.

          This Corporation is also authorized to issue preferred stock. The total authorized preferred stock of this corporation shall be 25,000,000 shares whose classes, par value, designations, preferences, voting rights, dividends, convertibility, redeemability, and the right to participate in the proceeds of liquidation shall be determined by the Board of Directors of the Corporation from time to time, prior to the issuance of any shares of preferred stock.

          On July 18, 1994 there were 14,000,001 hares of common stock outstanding. The number of common shares voted for such amendments were 7,000,001 for, 0 against. The undersigned hereby certify that they have on this 22nd day of July, 1994, executed this certificate amending the original Articles of Incorporation, as amended, heretofore filed with the Secretary of State of Utah.

                                    /s/ CHUCK WALKER
                                    -----------------------
                                    Chuck Walker, President


                                    /s/ SAMUEL CABLE
                                    -----------------------
                                    Samuel Cable, Secretary
STATE OF TEXAS      )
                    ) SS:
COUNTY OF MONTGOMERY)

          The foregoing instrument was acknowledged before me this 22nd day of July, 1994, by Chuck Walker, as President of MicroPoly, Inc., a Utah corporation, on behalf of such corporation. He is known to me personally or has produced drivers license as identification and who did (did not) take an oath.



                                    /s/ STARLETT CURRY
                                    ------------------
                                    NOTARY PUBLIC
                                    STATE OF TEXAS
                                    Print Name:Starlett Curry

                                                                 [Notarial Seal]
Notary's commission number:
My commission expires:3/31/95



STATE OF TEXAS      )
                    ) SS:
COUNTY OF MONTGOMERY)

          The foregoing instrument was acknowledged before me this 22nd day of July, 1994, by Samuel Cable, as Secretary of MicroPoly, Inc., a Utah corporation, on behalf of such corporation. He is known to me personally or has produced drivers license as identification and who did (did not) take an oath.



                                    /s/ STARLETT CURRY
                                    ------------------
                                    NOTARY PUBLIC
                                    STATE OF TEXAS
                                    Print Name: Starlett Curry

                                                                 [Notarial Seal]

Notary's commission number:
My commission expires:3/31/95

                        CERTIFICATE OF AMENDMENT TO THE
                         ARTICLES OF INCORPORATION OF
                                MICROPOLY, INC.
                                ---------------

          The undersigned, being the President and Secretary of MicroPoly, Inc., a Utah corporation (the "Company"), hereby certify that, effective July 18, 1994, resolutions were duly adopted by written consent, in accordance with
Section 16-10a-704 of the Utah Business Corporation Act, by a majority of the shareholders of the Company authorizing that this Certificate of Amendment to the Articles of Incorporation of the Company be filed.

          The undersigned further certify that the original Articles of Incorporation of the Company were filed with the Secretary of State of Utah on March 31, 1983, as amended August 6, 1993, and as amended August 1, 1994.

          The undersigned further certify that Article IV of the Company's Articles of Incorporation filed on March 31, 1983, and amended on August 6, 1993, and amended on August 1, 1994, are hereby further amended to read as follows:

                                   ARTICLE I
                                     NAME

          The name of this corporation is MSH Entertainment Corporation (hereinafter the "Corporation").

                                      ***

                                  ARTICLE IV
                               AUTHORIZED SHARES
                               -----------------

          This Corporation is authorized to issue one class of common stock.
The total authorized common stock of this Corporation shall be 50,000,000 shares of $.001 par value per share. These shares shall bear voting rights and share equally in distribution of profits of the Corporation.

          This Corporation is also authorized to issue preferred stock. The total authorized preferred stock of this corporation shall be 25,000,000 shares whose classes, par value, designations, preferences, voting rights, dividends, convertibility, redeemability, and the right to participate in the proceeds of liquidation shall be determined by the Board of Directors of the Corporation from time to time, prior to the issuance of any shares of preferred stock.

                                      ***

          On July 18, 1994 there were 14,000,001 shares of common stock outstanding. The number of common shares voted for such amendments were 7,000,001 for, 0 against. The undersigned hereby certify that they have, on the date noted below, executed this certificate amending the original Articles of Incorporation, as amended, heretofore filed with the Secretary of State of Utah.


                                    /s/ CHUCK WALKER
                                    -----------------------
                                    Chuck Walker, President


                                    /s/ SAMUEL CABLE
                                    -----------------------
                                    Samuel Cable, Secretary

STATE OF TEXAS      )
                    ) SS:
COUNTY OF MONTGOMERY)

          The foregoing instrument was acknowledged before me this 22nd day of July, 1994, by Chuck Walker, as President of MicroPoly, Inc., a Utah corporation, on behalf of such corporation. He is known to me personally or has produced drivers license as identification and who did (did not) take an oath.

                                    /s/ STARLETT
                                    -------------------------
                                    NOTARY PUBLIC
                                    STATE OF TEXAS
                                    Print Name:Starlett Curry

                                                                 [Notarial Seal]
Notary's commission number:
My commission expires:3/31/95


STATE OF TEXAS      )
                    ) SS:
COUNTY OF MONTGOMERY)

          The foregoing instrument was acknowledged before me this 22nd day of July, 1994, by Samuel Cable, as Secretary of MicroPoly, Inc., a Utah corporation, on behalf of such corporation. He is known to me personally or has produced drivers license as identification and who did (did not) take an oath.

                                    /s/ STARLETT CURRY
                                    -------------------------
                                    NOTARY PUBLIC
                                    STATE OF TEXAS
                                    Print Name:Starlett Curry

                                                                 [Notarial Seal]

Notary's commission number:
My commission expires:3/31/95


                        CERTIFICATE OF AMENDMENT TO THE
                         ARTICLES OF INCORPORATION OF
                         MSH ENTERTAINMENT CORPORATION
                         -----------------------------

          The undersigned, being the President and Secretary of MSH Entertainment Corporation, a Utah corporation (the "Company"), hereby certify that, effective October 20, 1994, resolutions were duly adopted by a majority of the shareholders of the Company at the Annual Meeting of Shareholders of the Company held October 20, 1994, in accordance with the Utah Business Corporation Act, authorizing that this Certificate of Amendment to the Articles of Incorporation of the Company be filed. There are 2,570,000 outstanding shares. 2,500,000 voted for the amendment, 0 against. (as per mr)

          The undersigned further certify that the original Articles of Incorporation of the Company were filed with the Secretary of State of Utah on March 31, 1983, as amended August 6, 1993, as further amended August 1, 1994, and as further amended August 18, 1994.

          The undersigned further certify that the Company's Articles of Incorporation are hereby further amended to add a new provision to the Articles to read as follows:

                                  ARTICLE XIV
                              SHAREHOLDER ACTIONS

          Shareholders of the Company are permitted to take action by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

                                      ***

          The number of common shares voted for such amendment was sufficient for approval. The undersigned hereby certify that they have, on the date noted below, executed this Certificate amending the original Articles of Incorporation, as amended, heretofore filed with the Secretary of State of Utah.


                                    /s/ CHUCK WALKER
                                    -----------------------
                                    Chuck Walker, President


                                    /s/ SAMUEL CABLE
                                    -----------------------
                                    Samuel Cable, Secretary

STATE OF TEXAS      )
                    ) SS:
COUNTY OF MONTGOMERY)

          The foregoing instrument was acknowledged before me this 9th day of December, 1994, by Chuck Walker, as President of MSH Entertainment Corporation, a Utah corporation, on behalf of such corporation. He is known to me personally or has produced ______________________ as identification and who did (did not) take an oath.


                                    /s/ GAIL A. BRAND
                                    ------------------------
                                    NOTARY PUBLIC
                                    STATE OF TEXAS
                                    Print Name:Gail A. Brand

                                                                 [Notarial Seal]
Notary's commission number:
My commission expires:1/23/95


STATE OF TEXAS      )
                    ) SS:
COUNTY OF MONTGOMERY)

          The foregoing instrument was acknowledged before me this 9th day of December, 1994, by Samuel Cable, as Secretary of MSH Entertainment Corporation, a Utah corporation, on behalf of such corporation. He is known to me personally or has produced ______________________ as identification and who did (did not) take an oath.


                                    /s/ GAIL A. BRAND
                                    ------------------------
                                    NOTARY PUBLIC
                                    STATE OF TEXAS
                                    Print Name:Gail A. Brand

                                                                 [Notarial Seal]

Notary's commission number:
My commission expires:1/23/95